United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2024

Date of Report (Date of earliest event reported)

Cheetah Net Supply Chain Service Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-41761	81-3509120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8707 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

949-418-7804

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CTNT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on November 27, 2024, Cheetah Net Supply Chain Service Inc., a North Carolina corporation (the “Corporation”), entered into a stock purchase agreement (the “Agreement”) with (i) TW & EW Services Inc, a California corporation (the “Target”), (ii) Jiancheng Li, a Chinese individual, (iii) Weishu Guo, a Chinese individual, and (iv) Jianhui Li, a Chinese individual (collectively, the “Sellers”).

On December 19, 2024, the Corporation closed the acquisition for a total purchase price that included (i) a cash payment of $200,000, paid to the Sellers on December 3, 2024, (ii) 140,845 shares of the Corporation’s unregistered Class A common stock, issued to Weishu Guo on December 19, 2024, (iii) 187,794 shares of the Corporation’s unregistered Class A common stock, issued to Jiancheng Li on December 19, 2024, and (iv) 140,845 shares of the Corporation’s unregistered Class A common stock, issued to Jianhui Li on December 19, 2024. The shares of Class A common stock were issued in reliance of the exemption provided by Regulation S under the Securities Act of 1933, as amended, which pertains to offerings made outside the United States.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K dated December 3, 2024 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Agreement dated November 27, 2024 by and among the Company, the Target, and the Sellers (incorporated by reference to Exhibit 10.1 of the Corporation’s Form 8-K (File No. 001-41761), filed on December 3, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024

Cheetah Net Supply Chain Service Inc.

By:	/s/ Huan Liu
Huan Liu
Chief Executive Officer, Director, and Chairman of the Board of Directors